                                                                Exhibit 10.11(e)
                                                                      [PNC LOGO]




                                 March 15, 2001

The Carbide/Graphite Group, Inc.
One Gateway Center, 19th Floor
Pittsburgh, PA 15222-1416

Attention: Mr. Walter B. Fowler, Jr., Chairman

                  RE:  Amendment to November 13, 2000 Waiver Agreement

Gentlemen:

                  Reference is made to the letter agreement, dated as of November 13, 2000 (the "November 13, 2000 Waiver Agreement"), between PNC Bank, as agent for the lenders party to the Credit Agreement referred to therein (the "Agent"), and the Carbide/Graphite Group, Inc. (the "Borrower") relating to the Revolving Credit and Letter of Credit Issuance Agreement dated as of September 25, 1997, as amended. Terms used herein without definition which are defined in the November 13, 2000 Waiver Agreement have the same meanings herein.

                  The Borrower has requested the Lenders and the Agent to amend the November 13, 2000 Waiver Agreement in certain respects and the Agent and the Required Lenders are willing to make such amendments. Accordingly, the Agent (with the consent of the Required Lenders) and the Borrower agree that the November 13, 2000 Waiver Agreement is hereby amended, effective as of February 28, 2001, in the following two respects:

                  (i) Section 8(k) of the November 13, 2000 Waiver Agreement is
              hereby amended by inserting, after the words "as of any month end date" appearing in paragraph (i) thereof the words "other than February 28, 2001".

                  (ii) Section 8(k) of the November 13, 2000 Wavier Agreement is
              hereby further amended by deleting, opposite the date "February 28, 2001" appearing in paragraph (ii) thereof, the figure "$7,100,000.00" and inserting in lieu thereof the figure "$5,960,000.

                  As amended hereby, the November 13, 2000 Waiver Agreement remains in full force and effect among the parties thereto.

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The Carbide/Graphite Group, Inc.
March 15, 2001
Page 2





                  In Witness Whereof, the parties hereto, with the intent to be legally bound hereby, have caused this letter agreement to be duly executed by their respective proper and duly authorized officers as a document under seal, as of March 15, 2001.

                                           Very truly yours,

                                           PNC BANK, NATIONAL ASSOCIATION,
                                             as Agent for the Lenders

                                           By: /s/ Martin E. Mueller
                                              ----------------------------------
                                           Name: Martin E. Mueller
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------


With the intent to be legally bound hereby, the foregoing is hereby acknowledged, accepted and agreed to this 15th day of March, 2001.

THE CARBIDE/GRAPHITE GROUP, INC.


By: /s/ William M. Thalman
   ---------------------------------
Name: William M. Thalman
     -------------------------------
Title: Vice President & Treasurer
      ------------------------------

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The Carbide/Graphite Group, Inc.
March 15, 2001
Page 3



                              CONSENT OF GUARANTORS

                  Each of the undersigned guarantors consents to the provisions of the foregoing letter agreement amending the November 2000 Waiver Agreement.

                  WITNESS the due execution of this Consent as a document under seal as of March 15, 2001, intending to be legally bound hereby.

                               GUARANTOR:

                               SEADRIFT COKE, L.P., a Texas limited partnership

                               By THE CARBIDE/GRAPHITE GROUP, INC., its authorized general partner


                               By: /s/ William M. Thalman
                                  ----------------------------------------------
                               Name: William M. Thalman
                                    --------------------------------------------
                               Title: Vice President & Treasurer
                                     -------------------------------------------


                               CARBIDE/GRAPHITE MANAGEMENT CORPORATION

                               By: /s/ William M. Thalman
                                  ----------------------------------------------
                               Name: William M. Thalman
                                    --------------------------------------------
                               Title: Vice President & Treasurer
                                     -------------------------------------------


                               C/G SPECIALTY PRODUCTS MANAGEMENT CORPORATION

                               By: /s/ William M. Thalman
                                  ----------------------------------------------
                               Name: William M. Thalman
                                    --------------------------------------------
                               Title: Vice President & Treasurer
                                     -------------------------------------------

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The Carbide/Graphite Group, Inc.
March 15, 2001
Page 4




                               CARBIDE/GRAPHITE BUSINESS TRUST

                               By: /s/ William M. Thalman
                                  ----------------------------------------------
                               Name: William M. Thalman
                                    --------------------------------------------
                               Title: Vice President & Treasurer
                                     -------------------------------------------


                               CARBON/GRAPHITE INTERNATIONAL, INC.

                               By: /s/ Jeffrey T. Jones
                                  ----------------------------------------------
                               Name: Jeffrey T. Jones
                                    --------------------------------------------
                               Title: Treasurer
                                     -------------------------------------------

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The Carbide/Graphite Group, Inc.
March 15, 2001
Page 5



                               CONSENT OF LENDERS

                  Each of the undersigned Lenders hereby consents to the terms of the foregoing letter agreement amending the November 2000 Waiver Agreement and authorizes the Agent to execute and deliver the foregoing letter agreement to the Borrower.

                  Witness the due execution of this Consent of Lenders as a document under seal as of March 15, 2001, intending to be legally bound hereby.

                                    LENDERS:

                                    PNC BANK, NATIONAL ASSOCIATION,
                                    as a Lender, the L/C Issuer and the Agent

                                    By: /s/ Martin E. Mueller
                                       -----------------------------------------
                                    Name: Martin E. Mueller
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------


                                    NATIONAL CITY BANK OF PENNSYLVANIA

                                    By: /s/ William F. Nicholson
                                       -----------------------------------------
                                    Name: William F. Nicholson
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------


                                    BANK ONE, N. A.

                                    By: /s/ Christer D. Lucander
                                       -----------------------------------------
                                    Name: Christer D. Lucander
                                         ---------------------------------------
                                    Title: First Vice President
                                          --------------------------------------


                                    FIRST UNION NATIONAL BANK

                                    By: /s/ Karen Jamieson
                                       -----------------------------------------
                                    Name: Karen Jamieson
                                         ---------------------------------------
                                    Title: Vice President
                                          --------------------------------------

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The Carbide/Graphite Group, Inc.
March 15, 2001
Page 6



                                    KEYBANK, NATIONAL ASSOCIATION

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    STANDARD CHARTERED BANK

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    MELLON BANK, N. A.


                                    By: /s/ Alan J. Kopolow
                                       -----------------------------------------
                                    Name: Alan J. Kopolow
                                         ---------------------------------------
                                    Title: First Vice President
                                          --------------------------------------


                                    BANK OF AMERICA, N. A.

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


                                    THE CHASE MANHATTAN BANK

                                    By:
                                       -----------------------------------------
                                    Name:
                                         ---------------------------------------
                                    Title:
                                          --------------------------------------


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